                                                                     Exhibit 4.3

                                                                  EXECUTION COPY

                            MICRON NOTES CORPORATION
                           TO BE MERGED WITH AND INTO
                               AUTOCAM CORPORATION

                   10.875% SENIOR SUBORDINATED NOTES DUE 2014

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

                                                                   June 10, 2004
Goldman, Sachs & Co.,
Citigroup Global Markets Inc.
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

      Micron Notes Corporation, a Michigan corporation (the "COMPANY"), proposes to issue and sell to the Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) its 10.875% Senior Subordinated Notes due 2014 (the "NOTES").

      Pursuant to an Agreement and Plan of Merger dated as of May 1, 2004 (the "MERGER AGREEMENT"), by and among Titan Holdings, Inc., a Delaware Corporation ("TITAN"), Micron Holdings, Inc., a Delaware Corporation ("MICRON"), and Micron Merger Corporation, a Delaware Corporation ("MERGER SUB"), Merger Sub will merge with and into Titan (the "MERGER") with Titan thereby becoming a wholly-owned subsidiary of Micron.

      Concurrently with the consummation of the Merger (i) the Company will merge with and into Autocam Corporation, a Michigan corporation ("AUTOCAM") and a wholly-owned subsidiary of Titan, with Autocam as the surviving corporation (the "ISSUER MERGER"), pursuant to an Agreement and Plan of Merger to be entered into (the "ISSUER MERGER AGREEMENT"), as a result of which Autocam will succeed to the obligations of the Company with respect to the Notes under the Indenture (as defined herein) and under this Exchange and Registration Rights Agreement and (ii) each of the Guarantors (as defined herein) will execute and deliver a supplemental indenture to unconditionally guarantee the Notes as to the payment of principal, premium and interest (including special interest, if any). Upon the consummation of the Issuer Merger, all references to the "Company" herein shall refer to Autocam. The Company hereby agrees that it shall cause the Guarantors to execute and deliver a joinder agreement substantially in the form of Exhibit A attached hereto upon the consummation of the Issuer Merger, and this Exchange and Registration Rights Agreement and the Purchase Agreement shall thereupon constitute the binding obligations of the Guarantors, enforceable against the Guarantors in accordance with the terms hereof or thereof.

      As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with the Purchasers for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

            1. Certain Definitions. For purposes of this Exchange and Registration Rights Agreement, the following terms shall have the following respective meanings:

            "BASE INTEREST" shall mean the interest that would otherwise accrue on the Securities under the terms thereof and the Indenture, without giving effect to the provisions of this Exchange and Registration Rights Agreement.

            The term "BROKER-DEALER" shall mean any broker or dealer registered with the Commission under the Exchange Act.

            "CLOSING DATE" shall mean the date on which the Securities are initially issued.

            "COMMISSION" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

            "EFFECTIVE TIME," in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Registration Statement effective or as of which the Exchange Registration Statement otherwise becomes effective; (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective; and (iii) a Market Making Shelf Registration, shall mean the time and date as of which the Commission declares the Market Making Shelf Registration Statement effective or as of which the Market Making Shelf Registration Statement otherwise becomes effective.

            "ELECTING HOLDER" shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(ii) or 3(d)(iii) hereof.

            "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

            "EXCHANGE OFFER" shall have the meaning assigned thereto in Section 2(a) hereof.

            "EXCHANGE REGISTRATION" shall have the meaning assigned thereto in
      Section 3(c) hereof.

            "EXCHANGE REGISTRATION STATEMENT" shall have the meaning assigned thereto in Section 2(a) hereof.

            "EXCHANGE SECURITIES" shall have the meaning assigned thereto in
      Section 2(a) hereof.

            "GUARANTORS" shall have the meaning assigned thereto in the Indenture.

            The term "HOLDER" shall mean each of the Purchasers and other persons who acquire Registrable Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Registrable Securities.

            "INDENTURE" shall mean the Indenture, dated as of June 10, 2004, by and among the Company and J.P. Morgan Trust Company, National Association, as trustee, as the same shall be amended from time to time.

            "MARKET MAKING SHELF REGISTRATION" shall have the meaning assigned thereto in Section 2(c) hereof.

            "MARKET MAKING SHELF REGISTRATION STATEMENT" shall have the meaning assigned thereto in Section 2(c) hereof.

            "NOTICE AND QUESTIONNAIRE" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit B hereto.

            The term "PERSON" shall mean a corporation, association, limited liability company, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

            "PURCHASE AGREEMENT" shall mean the Purchase Agreement, dated as of May 26, 2004, among the Purchasers and the Company relating to the Securities.

            "PURCHASERS" shall mean the Purchasers named in Schedule I to the Purchase Agreement.

            "REGISTRABLE SECURITIES" shall mean the Securities; provided, however, that a Security shall cease to be a Registrable Security when (i) in the circumstances contemplated by Section 2(a) hereof, the Security has been exchanged for an Exchange Security in an Exchange Offer as contemplated in Section 2(a) hereof (provided that any Exchange Security that, pursuant to the last two sentences of Section 2(a), is included in a prospectus for use in connection with resales by broker-dealers shall be deemed to be a Registrable Security with respect to Sections 5, 6 and 9 until resale of such Registrable Security has been effected within the period referred to in Section 2(a)); (ii) in the circumstances contemplated by Section 2(b) hereof, a Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (iii) such Security is sold pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the Indenture; (iv) such Security is eligible to be sold pursuant to paragraph
      (k) of Rule 144; or (v) such Security shall cease to be outstanding.

            "REGISTRATION DEFAULT" shall have the meaning assigned thereto in
      Section 2(d) hereof.

            "REGISTRATION EXPENSES" shall have the meaning assigned thereto in
      Section 4 hereof.

            "RESALE PERIOD" shall have the meaning assigned thereto in Section 2(a) hereof.

            "RESTRICTED HOLDER" shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder's business,
      (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities and (iv) a holder that is a broker-dealer, but only with respect to Exchange

      Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Company.

            "RULE 144," "RULE 405" and "RULE 415" shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

            "SECONDARY OFFER REGISTRATION STATEMENT" shall mean (i) the Shelf Registration Statement required to be filed by the Company pursuant to
      Section 2(b) hereof and/or (ii) the Market Making Shelf Registration Statement required to be filed by the Company pursuant to Section 2(c) hereof, in each case, as applicable. As used herein, references to a Secondary Offer Registration Statement in the singular shall, if applicable, be deemed to be in the plural.

            "SECURITIES" shall mean, collectively, the 10.875% Senior Subordinated Notes due 2014 of the Company to be issued and sold to the Purchasers, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture. Following the execution of the Joinder Agreement, each Security will be entitled to the benefit of the guarantees provided for in the Indenture (the "GUARANTEES") and, unless the context otherwise requires, any reference herein to a "SECURITY," an "EXCHANGE SECURITY" or a "REGISTRABLE SECURITY" shall include a reference to the related Guarantee.

            "SECURITIES ACT" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

            "SHELF REGISTRATION" shall have the meaning assigned thereto in
      Section 2(b) hereof.

            "SHELF REGISTRATION STATEMENT" shall have the meaning assigned thereto in Section 2(b) hereof.

            "SPECIAL INTEREST" shall have the meaning assigned thereto in
      Section 2(d) hereof.

            "TRUST INDENTURE ACT" shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

            Unless the context otherwise requires, any reference herein to a "SECTION" or "CLAUSE" refers to a Section or clause, as the case may be, of this Exchange and Registration Rights Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Exchange and Registration Rights Agreement as a whole and not to any particular Section or other subdivision.

                  2.    Registration Under the Securities Act.

            (a) Except as set forth in Section 2(b) below, the Company and the Guarantors agree to file under the Securities Act no later than 120 days after the Closing Date, a registration statement relating to an offer to exchange (such registration statement, the "EXCHANGE REGISTRATION STATEMENT", and such offer, the "EXCHANGE OFFER") any and all of the Securities for a like aggregate principal amount of debt securities issued by the Company and guaranteed by each of the Guarantors, which debt securities and guarantees are substantially identical to the Securities and the related Guarantees, respectively (and are entitled to the benefits of an indenture which is substantially identical to the Indenture or is the Indenture and which has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for the additional interest contemplated in Section 2(d) below (such new debt securities hereinafter called "EXCHANGE SECURITIES"). The Company and the Guarantors agree to use their commercially reasonable efforts to cause the Exchange Registration Statement to become effective under the Securities Act no later 210 days after the Closing Date. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. The Company and the Guarantors further agree to use all commercially reasonable efforts to commence and complete the Exchange Offer no later than 30 business days, or longer, if required by the federal securities laws, after such registration statement has become effective, hold the Exchange Offer open for at least 30 days and exchange Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. A holder who wishes to exchange Securities for Exchange Securities in the Exchange Offer will be required to represent that it is not, and will not be at the time of the consummation of the Exchange Offer, a Restricted Holder, provided, however, that if it is an affiliate, it may participate in the Exchange Offer if it acknowledges that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. Each broker-dealer will be required to acknowledge that it will deliver a prospectus in connection with any resale of the Exchange Securities. The Exchange Offer will be deemed to have been "completed" only if the debt securities and related guarantees received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America. The Exchange Offer shall be deemed to have been completed upon the Company having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 30 days following the commencement of the Exchange Offer. The Company and the Guarantors agree
      (x) to include in the Exchange Registration Statement a prospectus for use in any resales by any holder of Exchange Securities that is a broker-dealer and (y) to use their commercially reasonable efforts to keep such Exchange Registration Statement effective for a period (the "RESALE PERIOD") beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Registrable Securities; provided, however, in either case, so long as the Company requests such information in writing, the Company receives written notice from a broker-dealer that such broker-dealer holds Registrable Securities that were acquired for the account of such broker-dealer as a result of market making or similar activities. With respect to such Exchange Registration Statement, such holders shall have the benefit of the rights of indemnification and contribution set forth in Sections 6(a), (c), (d) and (e) hereof.

            (b) If (i) on or prior to the time the Exchange Offer is completed existing interpretations by the staff of the Commission are changed such that the debt securities or the related guarantees received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are not or would not be, upon receipt, transferable by each such holder without restriction under the Securities Act, (ii) for any other reason the Exchange Offer has not been completed within 240 days following the Closing Date or (iii) any holder of Securities notifies the Company prior to the 20th day following the consummation of the Exchange Offer that, (A) it is prohibited by law or Commission policy from participating in the Exchange Offer, (B) it may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the

      Exchange Offer is not appropriate or available for such resales or (C) it is a broker-dealer and owns Securities acquired directly from the Company or an affiliate of the Company, the Company and the Guarantors shall, in lieu of (or, in the case of clause (iii), after) conducting the Exchange Offer contemplated by Section 2(a), file under the Securities Act no later than the later of 30 days after the time such obligation to file arises, a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the "SHELF REGISTRATION" and such registration statement, the "SHELF REGISTRATION STATEMENT"); provided, however, that the Shelf Registration Statement shall not be required to be filed earlier than 120 days after the Closing Date. The Company and the Guarantors agree to use all commercially reasonable efforts (x) to cause the Shelf Registration Statement to become or be declared effective no later than 90 days after the time such obligation to file the Shelf Registration Statement is required and to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of the second anniversary of the Effective Time or such time as there are no longer any Registrable Securities outstanding, provided, however, that no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder, and (y) after the Effective Time of the Shelf Registration Statement, as soon as reasonably practicable upon the request of any holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement, provided, however, that nothing in this Clause (y) shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(iii) hereof. During the time the Company is required to keep such Shelf Registration Statement effective as set forth above, the Company and the Guarantors further agree to supplement or make amendments to the Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company agrees to furnish to each Electing Holder copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

                  Notwithstanding the foregoing, the Company may suspend the offering and sale under the Shelf Registration Statement for a period or periods the Board of Directors of the Company reasonably determines to be necessary, but in any event not to exceed 120 days in each year during which the Shelf Registration Statement is required to be effective and usable hereunder (measured from the Effective Time of the Shelf Registration Statement to successive anniversaries thereof) if (A)(i) the Board of Directors of the Company determines in good faith that such action is in the best interests of the Company or (ii) the Shelf Registration Statement, prospectus or amendment or supplement thereto contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) the Company notifies Goldman, Sachs & Co. ("GOLDMAN SACHS") within five days after such Board of Directors makes the relevant determination set forth in clause (A).

            (c) The Company and the Guarantors shall file under the Securities Act, within five business days of the date that the Exchange Registration Statement (or in lieu thereof, the Shelf Registration Statement) is filed with the Commission, a "shelf" registration statement

      (which may be the Exchange Registration Statement or the Shelf Registration Statement if permitted by the rules and regulations of the Commission) in a form approved by Goldman Sachs pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the Commission providing for the registration of, and the sale on a continuous or delayed basis in secondary transactions by Goldman Sachs of, Securities (in the event of a Shelf Registration) or Exchange Securities (in the event of an Exchange Offer) (such filing, the "MARKET MARKING SHELF REGISTRATION", and such registration statement, the "MARKET MAKING SHELF REGISTRATION STATEMENT"). The Company and the Guarantors agree to use their commercially reasonable efforts to cause the Market Making Shelf Registration Statement to become or be declared effective on or prior to
      (i) the date the Exchange Offer is completed pursuant to Section 2(a) above or (ii) the date the Shelf Registration becomes or is declared effective pursuant to Section 2(b) above, and to keep such Market Making Shelf Registration Statement continuously effective for so long as Goldman Sachs may be required to deliver a prospectus in connection with transactions in the Securities or the Exchange Securities, as the case may be. In the event that Goldman Sachs holds Securities at the time an Exchange Offer is to be conducted under Section 2(a) above, the Company and the Guarantors agree that the Market Making Shelf Registration shall provide for the resale by Goldman Sachs of such Securities and shall be kept continuously effective for so long as Goldman Sachs may be required to deliver a prospectus in connection with the sale of such Securities. The Company and the Guarantors further agree to supplement or make amendments to the Market Making Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Market Making Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registrations, and the Company agrees to furnish to Goldman Sachs copies of any such supplement or amendment prior to its being used or promptly following its filing with the Commission.

                  Notwithstanding the foregoing, the Company may suspend the offering and sale under the Market Making Shelf Registration Statement for a period or periods the Board of Directors of the Company reasonably determines to be necessary, but in any event not to exceed 120 days in each year during which the Market Making Shelf Registration Statement is required to be effective and usable hereunder (measured from the Effective Time of the Market Making Shelf Registration Statement to successive anniversaries thereof) if (A)(i) the Board of Directors of the Company determines in good faith that such action is in the best interests of the Company or (ii) the Market Making Shelf Registration Statement, prospectus or amendment or supplement thereto contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) the Company notifies Goldman Sachs within five days after such Board of Directors makes the relevant determination set forth in clause (A).

            (d) In the event that (i) the Company and the Guarantors have not filed the Exchange Registration Statement, the Shelf Registration Statement or the Market Making Shelf Registration Statement on or before the date on which such registration statement is required to be filed pursuant to Section 2(a), 2(b) or 2(c) hereof, respectively, or (ii) such Exchange Registration Statement, Shelf Registration Statement or Market Making Shelf Registration Statement has not become effective or been declared effective by the Commission on or before the date on which such registration statement is required to become or be declared effective pursuant to Section 2(a), 2(b) or 2(c), respectively, or (iii) the Exchange Offer has not been completed within 30 business days, or longer if required by federal securities laws (except where such longer period is the result of non-compliance with the federal securities laws by the Company or a Guarantor) after the initial effective date of the Exchange Registration Statement relating to the Exchange Offer (if the Exchange Offer is then required to be made) or (iv) any Exchange Registration Statement, Shelf Registration Statement or Market Making Shelf Registration Statement required by Section 2(a), 2(b) or 2(c) hereof is filed and declared effective but shall thereafter either be withdrawn by the Company or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted herein) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "REGISTRATION DEFAULT" and each period during which a Registration Default has occurred and is continuing, a "REGISTRATION DEFAULT PERIOD"), then, as liquidated damages for such Registration Default, subject to the provisions of Section 9(b), special interest ("SPECIAL INTEREST"), in addition to the Base Interest, shall accrue at a per annum rate of 0.25% for the first 90 days of the Registration Default Period, at a per annum rate of 0.50% for the second 90 days of the Registration Default Period, at a per annum rate of 0.75% for the third 90 days of the Registration Default Period and at a per annum rate of 1.0% thereafter for the remaining portion of the Registration Default Period in the aggregate, regardless of the length of time in which a Registration Default is continuing. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Exchange Registration Statement, the Shelf Registration Statement and/or the Market Making Shelf Registration Statement, in the case of (i) above, (2) upon the effectiveness of the Exchange Registration Statement, the Shelf Registration Statement and/or the Market Making Shelf Registration Statement, in the case of (ii) above, (3) upon completion of the Exchange Offer, in the case of (iii) above, or (4) upon the filing of a post-effective amendment or an additional registration statement that causes the Exchange Registration Statement, the Shelf Registration Statement and/or the Market Making Shelf Registration Statement to again be declared effective or made usable in the case of (iv) above, the Special Interest payable as a result of such clause (i), (ii), (iii) or
      (iv), as applicable, shall cease accruing and the interest rate shall return to the Base Interest.

            (e) The Company shall take, and shall cause the Guarantors, if any, to take, all actions reasonably necessary or advisable to be taken by it to ensure that the transactions contemplated herein are effected as so contemplated, including all actions necessary or desirable to register the Guarantees, if any, under the registration statement contemplated in
      Section 2(a), 2(b) or 2(c) hereof, as applicable.

            (f) Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

            3.    Registration Procedures.

                  If the Company and the Guarantors file a registration statement pursuant to Section 2(a), Section 2(b) or Section 2(c), the following provisions shall apply:

            (a) At or before the Effective Time of the Exchange Offer, the Shelf Registration or the Market Making Shelf Registration, whichever may be first, the Company shall qualify the Indenture under the Trust Indenture Act of 1939.

            (b) In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

            (c) In connection with the obligations of the Company and the Guarantors with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the "Exchange Registration"), if applicable, the Company and the Guarantors shall, as soon as reasonably practicable (or as otherwise specified):

                  (i) prepare and file with the Commission no later than 120 days after the Closing Date, an Exchange Registration Statement on any form which may be utilized by the Company and which shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a), and use all commercially reasonable efforts to cause such Exchange Registration Statement to become effective no later than 210 days after the Closing Date;

                  (ii) prepare and file with the Commission such amendments and supplements to such Exchange Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration Statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Registration Statement, and as soon as reasonably practicable provide each broker-dealer holding Exchange Securities that has identified itself to the Company with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

                  (iii) promptly notify each broker-dealer that has requested or to the Company's knowledge received copies of the prospectus included in such Exchange Registration Statement, and confirm such advice in writing, (A) when any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Exchange Registration Statement or prospectus or for additional information (provided that such comments themselves need not be provided to any such broker-dealer), (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (iv) in the event that the Company would be required, pursuant to Section 3(c)(iii)(F) above, to notify any broker-dealers holding Exchange Securities, without delay prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (v) use their commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Registration Statement or any post-effective amendment thereto at the earliest practicable date;

                  (vi) use their commercially reasonable efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by
            Section 2(a) no later than the commencement of the Exchange Offer,
            (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions; provided, however, that none of the Company or the Guarantors shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this
            Section 3(c)(vi), (2) consent to general service of process in any such jurisdiction, (3) subject themselves to taxation in any jurisdiction where it is not subject to taxation prior to any such action or (4) make any changes to its organizational documents or any agreement between it and its stockholders;

                  (vii)use their commercially reasonable efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required by the Company or any Guarantor to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by broker-dealers during the Resale Period;

                  (viii) provide a CUSIP number for all Exchange Securities, not later than the applicable Effective Time; and

                  (ix) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but no later than eighteen months after the effective date of such Exchange Registration Statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

            (d) In connection with the obligations of the Company and the Guarantors with respect to the Shelf Registration and the Market Making Shelf Registration, as applicable, the Company and the Guarantors shall use their commercially reasonable efforts to cause the applicable Secondary Offer Registration Statement to permit the disposition of Registrable Securities by the holders thereof, in the case of the Shelf Registration, and of Securities or Exchange Securities by Goldman Sachs, in the case of a Market Making Shelf Registration (subject, in each case, to the second paragraph of Section 2(b) or 2(c) hereof, as applicable), in accordance with the intended method or methods of disposition thereof provided for in the applicable Secondary Offer Registration Statement. In connection therewith, the Company and the Guarantors shall, as soon as reasonably practicable (or as otherwise specified):

                  (i) (A) prepare and file with the Commission within the time periods specified in Section 2(b) or Section 2(c) hereof, as applicable, a Secondary Offer Registration Statement on any form which may be utilized by the Company and which shall (x) register all of the Registrable Securities, in the case of a Shelf Registration, and the Securities and Exchange Securities, in the case of a Market Making Shelf Registration, for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by such of the holders as, from time to time, may be Electing Holders, in the case of a Shelf Registration, or Goldman Sachs, in the case of a Market Making Shelf Registration, and (y) be, in the case of a Market Making Shelf Registration, in the form approved by Goldman Sachs, and (B) use all commercially reasonable efforts to cause such Secondary Offer Registration Statement to become effective within the time periods specified in Section 2(b) or Section 2(c) hereof, as applicable;

                  (ii) not less than 30 calendar days prior to the Effective Time of the Shelf Registration Statement, mail the Notice and Questionnaire to the holders of Registrable Securities; no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline for response set forth therein; provided, however, holders of Registrable Securities shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Company;

                  (iii)after the Effective Time of the Shelf Registration
            Statement, upon the written request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided that the Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities until such time as is reasonably practicable after such holder has returned a completed and signed Notice and Questionnaire to the Company;

                  (iv) (A) prepare and file with the Commission such amendments and supplements to the Secondary Offer Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Secondary Offer Registration Statement for the period specified in Section 2(b) or Section 2(c) hereof, as applicable, and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Secondary Offer Registration Statement, and in the case of an amendment to or supplement of the Market Making Shelf Registration Statement, each in a form approved by Goldman Sachs, and (B) furnish to the Electing Holders, in the case of a Shelf Registration, copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission (for the avoidance of doubt, any such supplement or amendment filed by the Commission's Electronic Data Gathering, Analysis, and Retrieval System shall be considered simultaneously furnished to the Electing Holders);

                  (v) comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities, Securities or Exchange Securities, as applicable, covered by such Secondary Offer Registration Statement in accordance with the intended methods of disposition provided for therein by the Electing Holders, in the case of a Shelf Registration, or Goldman Sachs, in the case of a Market Making Shelf Registration Statement;

                  (vi) provide (A) with respect to a Shelf Registration, the Electing Holders, (B) with respect to a Market Making Shelf Registration, Goldman Sachs and its counsel, and (C) in either case, the underwriters (which term, for purposes of this Exchange and Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(a)(11) of the Securities Act), if any, thereof, the sales or placement agent, if any, therefor, and one counsel (and any local counsel) for such underwriters or agent, the opportunity to participate in the preparation of such Secondary Offer Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

                  (vii) for a reasonable period prior to the filing of such
            Secondary Offer Registration Statement, and throughout the period specified in Section 2(b) or Section 2(c) hereof, as applicable, make available at reasonable times at the Company's principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(vi) who shall certify to the Company that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration, or the Securities or Exchange Securities pursuant to the Market Making Shelf Registration, as applicable, and that they are not direct or indirect competitors of the Company or the Guarantors, such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section 3(d)(vi), to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Secondary Offer Registration Statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Secondary Offer Registration Statement or the prospectus included therein or in an amendment to such Secondary Offer Registration Statement or an amendment or supplement to such prospectus in order that such Secondary Offer Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; provided, further, that if any such information is identified by the Company or the Guarantors as being confidential or proprietary, prior to being given such information, each person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information, including if reasonably necessary, executing a customary confidentiality agreement;

                  (viii) promptly notify each of the Electing Holders or Goldman
            Sachs, as applicable, any sales or placement agent therefor and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such underwriter for such purpose) and confirm such advice in writing, (A) when such Secondary Offer Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Secondary Offer Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Secondary Offer Registration Statement or prospectus or for additional information (provided, that such comments themselves need not be provided), (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Secondary Offer Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by
            Section 3(d)(xvii) or Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities, the Securities or Exchange Securities, as applicable, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) if at any time when a prospectus is required to be delivered under the Securities Act, that such Secondary Offer Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (for the avoidance of doubt, the obligation to comply with this clause (F) shall apply in respect of an Electing Holder only after such Electing Holder has delivered a Notice and Questionnaire to the Company);

                  (ix) use their commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Secondary Offer Registration Statement or any post-effective amendment thereto at the earliest practicable date;

                  (x) if requested by any managing underwriter or underwriters, any placement or sales agent, any Electing Holder or Goldman Sachs, as soon as reasonably practicable incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent, such

            Electing Holder or Goldman Sachs specifies should be included therein relating to the terms of the sale of such Registrable Securities, the Securities or Exchange Securities, as applicable, including information with respect to the principal amount thereof being sold by such Electing Holder, Goldman Sachs, or such agent or to any underwriters, the name and description of such Electing Holder, a description of Goldman Sachs, such agent or underwriter, the offering price of such Registrable Securities, Securities or Exchange Securities, as applicable, and any discount, commission or other compensation payable in respect thereof and the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities, Securities or Exchange Securities, as applicable, to be sold by such Electing Holder, Goldman Sachs or such agent or to such underwriters, as applicable; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                  (xi) furnish to Goldman Sachs, each Electing Holder, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(d)(vi) a copy (or, in the case of an Electing Holder, a conformed copy) of such Secondary Offer Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein (in the case of an Electing Holder of Registrable Securities, upon request)) and such number of copies of such Secondary Offer Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by Goldman Sachs, such Electing Holder, agent or underwriter, as the case may be) and of the prospectus included in such Secondary Offer Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, provided that any Secondary Offer Registration Statement filed by EDGAR shall be considered furnished to such parties and such other documents, as Goldman Sachs, such Electing Holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such Electing Holder, the Securities or Exchange Securities owned by Goldman Sachs, and the Registrable Securities, Securities, or Exchange Securities offered or sold by such agent or underwritten by such underwriter, as applicable, and to permit Goldman Sachs, such Electing Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by Goldman Sachs, each such Electing Holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Company (subject, in each case, to the second paragraph of Section 2(c) hereof), in connection with the offering and sale of the Registrable Securities, Securities or Exchange Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

                  (xii) use commercially reasonable efforts to (A) register or qualify the Registrable Securities, Securities or Exchange Securities, as applicable, to be included in such Secondary Offer Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder, Goldman Sachs and each placement or sales agent, if any, therefor and each underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) above or the period the Market Making Shelf Registration is required to remain effective under Section 2(c) above, as applicable, and for so long as may be necessary to enable Goldman Sachs, any such Electing Holder, agent or underwriter to complete its distribution of Registrable Securities, Securities or Exchange Securities, as applicable, pursuant to such Secondary Offer Registration Statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder, and Goldman Sachs, as applicable, such agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities, Securities or Exchange Securities; provided, however, that none of the Company or the Guarantors shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(xii), (2) consent to general service of process in any such jurisdiction, (3) subject themselves to taxation in any jurisdiction where it is not subject to taxation prior to any such action or (4) make any changes to its organizational documents or any agreement between it and its stockholders;

                  (xiii) use their commercially reasonable efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required by the Company or any Guarantor or, with respect to the Registrable Securities, Securities or Exchange Securities, as applicable, which may be required of the Company to effect the Shelf Registration or the Market Making Shelf Registration, or the offering or sale in connection therewith or to enable the selling holder or holders or Goldman Sachs to offer, or to consummate the disposition of, their Registrable Securities, Securities or Exchange Securities, as applicable;

                  (xiv) unless any Registrable Securities shall be in book-entry only form, cooperate with the Electing Holders or Goldman Sachs and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities, Securities or Exchange Securities, as applicable, to be sold, which certificates, if so required by any securities exchange upon which any Registrable Securities, Securities or Exchange Securities, as applicable, are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities, Securities or Exchange Securities, as applicable, to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities, Securities or Exchange Securities, as applicable;

                  (xv) provide a CUSIP number for all Registrable Securities, Securities or Exchange Securities, as applicable, not later than the applicable Effective Time;

                  (xvi) enter into one or more underwriting agreements,
            engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, including customary provisions relating to indemnification and contribution, and take such other actions in connection therewith as, (A) in the case of a Shelf Registration, any Electing Holders aggregating at least 25% in aggregate principal amount of the Registrable Securities at the time outstanding or (B) in the case of a Market Making Shelf Registration, Goldman Sachs, shall request in order to expedite or facilitate the disposition of such Registrable Securities, Securities or Exchange Securities, as applicable; provided that the Company shall not be required to enter into any such agreements more than twice and may delay entering into any such agreement until the consummation of any underwritten public offering in which the Company shall be engaged provided that such delay is reasonable;

                  (xvii) whether or not an agreement of the type referred to in
            Section 3(d)(xvi) hereof is entered into and whether or not any portion of the offering contemplated by the Secondary Offer Registration is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the Electing Holders, Goldman Sachs and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of debt securities pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Shelf Registration or the Market Making Shelf Registration, as applicable; (B) obtain an opinion of counsel to the Company (which may be inside counsel to the Company) in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, and in the case of a Shelf Registration, as any Electing Holders of at least 25% in aggregate principal amount of the Registrable Securities at the time outstanding or, in the case of a Market Making Shelf Registration, as Goldman Sachs may reasonably request, addressed to such Electing Holder or Electing Holders, Goldman Sachs and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such Secondary Offer Registration Statement (and if such Secondary Offer Registration Statement contemplates an underwritten offering of a part or all of the Registrable Securities, Securities or Exchange Securities, as applicable, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that the matters to be covered by such opinion shall include the due incorporation and good standing of the Company and the good standing of the Guarantors, if incorporated in the United States; the qualification of the Company and the Guarantors to transact business as foreign corporations in any jurisdiction where such qualification is material; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 3(d)(xvi) hereof; the due authorization, execution and issuance, and the validity and enforceability, of the Registrable Securities, Securities or Exchange Securities, as applicable; the absence of material legal or governmental proceedings involving the Company; the filing of the Shelf Registration Statement or the Market Making Shelf Registration Statement and the offering or exchange of the Securities or Exchange Securities thereunder, as applicable, will not cause a breach by the Company or any of its subsidiaries of, or a default under, material agreements binding upon the Company or any subsidiary of the Company; the absence of governmental approvals required to be obtained in connection with the Shelf Registration or Market Making Shelf Registration, as applicable, the offering and sale of the Registrable Securities, Securities or Exchange Securities, as applicable, this Exchange and Registration Rights Agreement or any agreement of the type referred to in Section 3(d)(xvi) hereof, except such approvals as may be required under state securities or blue sky laws; the material compliance as to form of such Secondary Offer Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, respectively; and, as of the date of the opinion and of the Secondary Offer

            Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from such Secondary Offer Registration Statement and the prospectus included therein, as then amended or supplemented, and from the documents incorporated by reference therein (in each case other than the financial statements, notes or schedules and other financial data contained therein) of an untrue statement of a material fact or the omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (in the case of such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act)); (C) if requested by counsel to the Electing Holders, obtain a "cold comfort" letter or letters from the independent certified public accountants of the Company addressed to the selling Electing Holders, Goldman Sachs, the placement or sales agent, if any, therefor or the underwriters, if any, thereof, dated (i) the effective date of such Secondary Offer Registration Statement and (ii) the effective date of any prospectus supplement to the prospectus included in such Secondary Offer Registration Statement or post-effective amendment to such Secondary Offer Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such Secondary Offer Registration Statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such Secondary Offer Registration Statement or post-effective amendment to such Secondary Offer Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers' certificates, as may be reasonably requested, in the case of a Shelf Registration, by any Electing Holders of at least 25% in aggregate principal amount of the Registrable Securities at the time outstanding or, in the case of a Market Making Shelf Registration, by Goldman Sachs, and, in either case, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, dated the effective date of such Secondary Offer Registration Statement (and if such Secondary Offer Registration Statement contemplates an underwritten offering of a part or all of the Registrable Securities, Securities or Exchange Securities, as applicable, dated the date of the closing under the underwriting agreement relating thereto), to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 5(a) hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company or the Guarantors, if any; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;

                  (xviii) notify in writing each holder of Registrable
            Securities affected thereby and Goldman Sachs of any proposal by the Company to amend or waive any provision of this Exchange and Registration Rights Agreement pursuant to Section 9(h) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

                  (xix) in the event that any broker-dealer registered under the
            Exchange Act shall underwrite any Registrable Securities, Securities or Exchange Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "Conduct Rules") of the National Association of Securities Dealers, Inc. ("NASD") or any successor thereto, as amended from time to time) thereof, whether as a holder of such Registrable Securities, Securities or Exchange Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Conduct Rules, including by (A) if such Conduct Rules shall so require, engaging a "qualified independent underwriter" (as defined in such Conduct Rules) to participate in the preparation of the Secondary Offer Registration Statement relating to such Registrable Securities, Securities or Exchange Securities, as applicable, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Secondary Offer Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Registrable Securities, Securities or Exchange Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof (or to such other customary extent as may be requested by such underwriter), and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Conduct Rules;

                  (xx) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but in any event not later than eighteen months after the effective date of such Secondary Offer Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder); and

                  (xxi) so long as Goldman Sachs may be required to deliver a prospectus in connection with the offer and sale of Securities or Exchange Securities in secondary transactions and if not otherwise available on the Commission's Electronic Data Gathering, Analysis, and Retrieval System or similar system, to furnish to Goldman Sachs copies of all reports or other communications (financial or other) furnished to stockholders of the Company and deliver to Goldman Sachs (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or inter-dealer automated quotation system on which the Securities or Exchange Securities or any other securities of the Company are listed or quoted and the documents specified in Section 4.03 of the Indenture, as in effect on the Closing Date; and (ii) such additional information concerning the business and financial condition of the Company and its subsidiaries as Goldman Sachs may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company are consolidated in reports furnished to its stockholders generally or to the Commission) provided, that if any such information is identified by the Company or the Guarantors as being confidential or proprietary, prior to being given such information, Goldman Sachs shall take such actions as are reasonably necessary to protect the confidentiality of such information, including if reasonably necessary, executing a customary confidentiality agreement.

            (e) In the event that the Company would be required, pursuant to
      Section 3(d)(viii)(F) above, to notify the Electing Holders, Goldman Sachs, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company shall without delay prepare and furnish to each such person a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, Securities or Exchange Securities, as applicable, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (for the avoidance of doubt, any such prospectus filed via EDGAR shall be deemed furnished to such persons). Each Electing Holder and Goldman Sachs agrees that upon receipt of any notice from the Company pursuant to Section 3(d)(viii)(F) hereof, such Electing Holder and Goldman Sachs shall forthwith discontinue the disposition of Registrable Securities, Securities or Exchange Securities, as applicable, pursuant to the Secondary Offer Registration Statement applicable to such Registrable Securities, Securities or Exchange Securities, as applicable, until such Electing Holder or Goldman Sachs, as applicable, shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such Electing Holder or Goldman Sachs shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Electing Holder's or Goldman Sachs' possession of the prospectus covering such Registrable Securities, Securities or Exchange Securities, as applicable, at the time of receipt of such notice.

            (f) In addition to the information required to be provided in a Notice and Questionnaire by each broker-dealer in connection with the Exchange Offer pursuant to Section 2(a) or by each Electing Holder as to which any Shelf Registration pursuant to Section 2(b) is being effected or to be provided by Goldman Sachs in connection with the Market Making Shelf Registration pursuant to Section 2(c), the Company may require such Electing Holder or Goldman Sachs, as applicable, to furnish to the Company such additional information regarding such Electing Holder or Goldman Sachs, as applicable, and such Electing Holder's or Goldman Sachs', as applicable, intended method of distribution of the applicable Registrable Securities, Securities or Exchange Securities, as the Company may from time to time reasonably request in writing, but only to the extent that such information is required or necessary in order to comply with the Securities Act. Each such Electing Holder and Goldman Sachs agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder or Goldman Sachs, as the case may be, to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration or Market Making Shelf Registration, as applicable, contains or would contain an untrue statement of a material fact regarding such Electing Holder or Goldman Sachs or such Electing Holder's or Goldman Sachs' intended method of disposition of the applicable Registrable Securities, Securities or Exchange Securities or omits to state any material fact regarding such Electing Holder or Goldman Sachs or such Electing Holder's or Goldman Sachs' intended method of disposition of such Registrable Securities, Securities or Exchange Securities, required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or Goldman Sachs or the disposition of such Registrable Securities, Securities or Exchange Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

      4. Registration Expenses.

            The Company agrees to bear and to pay or cause to be paid promptly all expenses incident to the Company's performance of or compliance with this Exchange and Registration Rights Agreement, including (a) all Commission and any NASD registration, filing and review fees and expenses including fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such NASD registration, filing and review, (b) all fees and expenses in connection with the qualification of the Registrable Securities, Securities or Exchange Securities, as applicable, for offering and sale under the State securities and blue sky laws referred to in Section 3(c)(vi) or 3(d)(xii) hereof and determination of their eligibility for investment under the laws of such jurisdictions as any managing underwriters or the Electing Holders or Goldman Sachs may designate, including any fees and disbursements of counsel for the Electing Holders or Goldman Sachs or underwriters in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities or Exchange Securities for delivery and the expenses of printing or producing any underwriting agreements, agreements among underwriters, selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Securities or Exchange Securities to be disposed of (including certificates representing the Securities or Exchange Securities), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities or Exchange Securities and the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any counsel for the Trustee and of any collateral agent or custodian, (f) internal expenses (including all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance), (h) fees, disbursements and expenses of any "qualified independent underwriter" engaged pursuant to Section 3(d)(xix) hereof, (i) fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities held by such Electing Holders, and one counsel for Goldman Sachs retained in connection with a Market Making Shelf Registration, as selected by Goldman Sachs, which counsel shall be reasonably satisfactory to the Company, (j) any fees charged by securities rating services for rating the Securities or Exchange Securities, and (k) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities, Goldman Sachs or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered, or Goldman Sachs, as applicable, shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of the applicable Registrable Securities, Securities or Exchange Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

            5. Representations and Warranties.

                  Each of the Company and the Guarantors represents and warrants to, and agrees with, each Purchaser and each of the holders from time to time of Registrable Securities that:

            (a) Each registration statement covering Registrable Securities, Securities or Exchange Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, Securities or Exchange Securities, at the time of the closing under the underwriting agreement relating thereto, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the applicable Effective Time when a prospectus would be required to be delivered under the Securities Act, other than (A) from (i) such time as a notice has been given to holders of Registrable Securities or Goldman Sachs, as applicable, pursuant to Section 3(d)(viii)(F) or Section 3(c)(iii)(F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(e) or Section 3(c)(iv) hereof, or (B) during any suspension of offering and sale pursuant to the second paragraph of Section 2(b) or 2(c) hereof, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(c) or
      Section 3(d) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities or Goldman Sachs, as applicable, expressly for use therein.

            (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities or Goldman Sachs, as applicable, expressly for use therein.

            (c) The compliance by the Company with all of the provisions of this Exchange and Registration Rights Agreement and the consummation of the transactions herein contemplated (i) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any subsidiary of the Company is a party or by which the Company or any subsidiary of the Company is bound or to which any of the property or assets of the Company or any subsidiary of the Company is subject, (ii) nor will such action result in any violation of the provisions of the certificate of incorporation, as amended, the by-laws or similar organizational documents of the Company or any of the Guarantors or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any subsidiary of the Company or any of their properties except in the cases of clauses (i) and (iii) as would not, singly or in the aggregate, have a Material Adverse Effect (as defined in the Purchase Agreement); and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company and each of the Guarantors of the transactions contemplated by this Exchange and Registration Rights Agreement, except in connection with the registration under the Securities Act of the Registrable Securities, Securities or Exchange Securities, qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or blue sky laws in connection with the offering and distribution of the Registrable Securities, Securities or Exchange Securities.

            (d) This Exchange and Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.

            6. Indemnification.

            (a) Indemnification by the Company and each of the Guarantors. The Company and each of the Guarantors, jointly and severally, will indemnify and hold harmless each of the holders of Registrable Securities included in an Exchange Registration Statement and Goldman Sachs, as holder of Securities or Exchange Securities included in a Market Making Shelf Registration Statement, and each of the Electing Holders of Registrable Securities included in a Shelf Registration Statement and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Registrable Securities, Securities or Exchange Securities against any losses, claims, damages or liabilities, joint or several, to which Goldman Sachs or such holder, Electing Holder, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Registration Statement or Secondary Offer Registration Statement, as the case may be, under which such Registrable Securities, Securities or Exchange Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to Goldman Sachs, any such holder, Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Goldman Sachs, such holder, such Electing Holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that none of the Company or the Guarantors shall be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein; provided, further that the foregoing indemnity agreement with respect to any preliminary prospectus or prospectus shall not inure to the benefit of any broker-dealer, Goldman Sachs or any Electing Holders from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities, or any person controlling such broker-dealer, Goldman Sachs or an Electing

      Holder, if it has been established that a copy of the prospectus (or the prospectus as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such broker-dealer, Goldman Sachs or Electing Holder to such person, if required by law so to have been delivered and if the prospectus (or prospectus as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities and, except for such failure, would have constituted the sole defense of the claim asserted by such person, unless such failure was a result of the Company's failure to comply with its obligations, including prompt delivery of the prospectus (or prospectus as so amended or supplemented) to the broker-dealers, Goldman Sachs or Electing Holders.

            (b) Indemnification by the Holders and any Agents and Underwriters in connection with any Shelf Registration. The Company may require, as a condition to including any Registrable Securities in any Shelf Registration Statement filed pursuant to Section 2(b) hereof or to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from the Electing Holder of such Registrable Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company and each of the Guarantors and their respective officers and directors, and all other holders of Registrable Securities, against any losses, claims, damages or liabilities to which the Company, any of the Guarantors or such other holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Electing Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Electing Holder or underwriter expressly for use therein including, as applicable, the information provided by such Electing Holder in its Notice and Questionnaire, and (ii) reimburse the Company and each of the Guarantors for any legal or other expenses reasonably incurred by the Company and each of the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder's Registrable Securities pursuant to such registration.

            (c) Indemnification by Goldman Sachs and any Agents and Underwriters in Connection with the Market Making Shelf Registration. The Company, may require, as a condition to including any Securities or Exchange Securities in the Market Making Shelf Registration Statement filed pursuant to
      Section 2(c) hereof or to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from each underwriter named in any such underwriting agreement, severally and not jointly, to, and Goldman Sachs, shall and hereby agrees to, (i) indemnify and hold harmless the Company and the Guarantors, against any losses, claims, damages or liabilities to which the Company or the Guarantors may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Market Making Shelf Registration Statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to Goldman Sachs or to any such agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company (A) by Goldman Sachs, in the case of any indemnification hereunder by Goldman Sachs, expressly for use therein, or (B) by such underwriter, in the case of any indemnification hereunder by such underwriter, expressly for use therein, and (ii) reimburse the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company and the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred but only to the extent such expenses are incurred (A) in connection with an action or claim against Goldman Sachs pursuant to clause (i)(A) above, in the case of any reimbursement hereunder by Goldman Sachs, or (B) in connection with an action or claim against such underwriter pursuant to clause (i)(B) above, in the case of any reimbursement hereunder by such underwriter; provided, however, that, in the case of Securities held by Goldman Sachs at the time of the Exchange Offer, Goldman Sachs shall not be required to undertake liability to any person under this Section 6(c) for any amounts in excess of the dollar amount of the proceeds to be received by Goldman Sachs from the sale of such Securities by Goldman Sachs pursuant to the Market Making Shelf Registration.

            (d) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by
      Section 6(a), 6(b) or 6(c) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

            (e) Contribution. If for any reason the indemnification provisions contemplated by Section 6(a), 6(b) or 6(c) hereof are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(e) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(e), neither any holder nor, in the case of a Market Making Shelf Registration relating to the sale by Goldman Sachs of Securities held by it at the time of the Exchange Offer, Goldman Sachs shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities or Goldman Sachs from the sale of any such Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder or Goldman Sachs, as applicable, have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities, Securities or Exchange Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders', Goldman Sachs' and any underwriters' obligations in this
      Section 6(e) to contribute shall be several in proportion to the principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

            (f) The obligations of the Company and each of the Guarantors under this Section 6 shall be in addition to any liability which the Company or any of the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of Goldman Sachs, each holder, agent and underwriter and each person, if any, who controls Goldman Sachs, any holder, agent or underwriter within the meaning of the Securities Act; and the obligations of Goldman Sachs, the holders and any agents or underwriters contemplated by this Section 6 shall be in addition to any liability which Goldman Sachs, the respective holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or any of the Guarantors (including any person who, with his consent, is named in any registration statement as about to become a director of the Company or any of the Guarantors) and to each person, if any, who controls the Company or any of the Guarantors within the meaning of the Securities Act.

            7.    Underwritten Offerings.

            (a) Selection of Underwriters. If any of the Registrable Securities covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by the Company, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Electing Holders holding at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering.

            (b) Participation by Holders. Each holder of Registrable Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

            8.    Rule 144.

                  The Company covenants to the holders of Registrable Securities and Goldman Sachs that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Registrable Securities or Goldman Sachs may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities, or Goldman Sachs, to sell Securities or Exchange Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities or Goldman Sachs in connection with that holder's or Goldman Sachs' sale pursuant to Rule 144, the Company shall deliver to such holder or Goldman Sachs a written statement as to whether it has complied with such requirements.

            9.    Miscellaneous.

            (a) No Inconsistent Agreements. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities, Securities or Exchange Securities or any other securities which would be inconsistent with the terms contained in this Exchange and Registration Rights Agreement.

            (b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Purchasers and the holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Company under this

      Exchange and Registration Rights Agreement in accordance with the terms and conditions of this Exchange and Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

            (c) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in first-class mail (registered or certified mail, postage prepaid, return receipt requested) or the next day if by air courier with guaranteed overnight delivery, as follows: If to the Company, to it at 4070 East Paris Avenue Southeast, Kentwood, Michigan 49512, Attention: Chief Financial Officer, if to Goldman Sachs, to Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department, and if to a holder, to the address of such holder set forth in the security register or other records of the Company, or to such other address as the Company, Goldman Sachs or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

            (d) Parties in Interest. All the terms and provisions of this Exchange and Registration Rights Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Registrable Securities and the respective successors and assigns of the parties hereto and such holders. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Exchange and Registration Rights Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Exchange and Registration Rights Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the applicable terms hereof.

            (e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Exchange and Registration Rights Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of Goldman Sachs or any holder of Registrable Securities, any director, officer or partner of Goldman Sachs or such holder, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Securities pursuant to the Purchase Agreement and the transfer and registration of Securities by such holder or Goldman Sachs and the consummation of an Exchange Offer.

                  Anything herein to the contrary notwithstanding, the indemnity agreement of the Company and the Guarantors in Section 6(a) hereof, the representations and warranties in Section 5(a) and Section 5(b) hereof and any representation or warranty as to the accuracy of the Secondary Offer Registration Statement (or any preliminary, final or summary prospectus contained therein) contained in any certificate furnished by the Company pursuant to Section 3(d)(xvii) hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company and the Guarantors of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Securities Act, shall not extend to the extent of any interest therein of a controlling person or partner of Goldman Sachs who is a director, officer or controlling person of the Company when the Exchange Registration

Statement or the Secondary Offer Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Securities Act. Unless in the opinion of counsel for the Company the matter has been settled by controlling precedent, the Company will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question whether such interest is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

            (f) GOVERNING LAW. THIS EXCHANGE AND REGISTRATION RIGHTS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            (g) Headings. The descriptive headings of the several Sections and paragraphs of this Exchange and Registration Rights Agreement are inserted for convenience only, do not constitute a part of this Exchange and Registration Rights Agreement and shall not affect in any way the meaning or interpretation of this Exchange and Registration Rights Agreement.

            (h) Entire Agreement; Amendments. This Exchange and Registration Rights Agreement and the other writings referred to herein (including the Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Exchange and Registration Rights Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Exchange and Registration Rights Agreement may be amended and the observance of any term of this Exchange and Registration Rights Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding and Goldman Sachs; provided, however, that any such amendment or waiver affecting solely provisions of this Exchange and Registration Rights Agreement relating to the Market Making Registration may be effected by a written instrument duly executed solely by the Company and Goldman Sachs. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

            (i) Inspection. For so long as this Exchange and Registration Rights Agreement shall be in effect, this Exchange and Registration Rights Agreement and a complete list of the names and addresses of all the holders of Registrable Securities and the address of Goldman Sachs shall be made available upon reasonable notice in writing for inspection and copying on any business day by Goldman Sachs or any holder of Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Securities under the Securities, the Indenture and this Exchange and Registration Rights Agreement) at the offices of the Company at the address thereof set forth in Section 9(c) above or at the office of the Trustee under the Indenture.

            (j) Counterparts. This agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

      If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers, the Guarantors and the Company. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                   Very truly yours,

                                   Micron Notes Corporation

                                   By: /s/ Lauren Cabral
                                       ___________________________
                                       Name:  Lauren Cabral
                                       Title: Assistant Secretary

Accepted as of the date hereof:

Goldman, Sachs & Co.

By: /s/ Goldman, Sachs & Co.
    ___________________________
     (Goldman, Sachs & Co.)

Citigroup Global Markets Inc.

By: /s/ Ashok Nayyar
    ___________________________
    Name: Ashok Nayyar
    Title: Managing Director

                                    EXHIBIT A

                            FORM OF JOINDER AGREEMENT

                                                                       EXHIBIT B

                            MICRON NOTES CORPORATION

                         INSTRUCTION TO DTC PARTICIPANTS

                                (Date of Mailing)

                     URGENT - IMMEDIATE ATTENTION REQUESTED

                        DEADLINE FOR RESPONSE: [DATE] *

The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in the Micron Notes Corporation (the "COMPANY") 10.875% Senior Subordinated Notes due 2014 (the "SECURITIES") are held.

The Company is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [Deadline For Response]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact the Company at 4070 East Paris Avenue Southeast, Kentwood, Michigan 49512, Attention: Chief Financial Officer, Telephone: (616) 698-0707.

                            MICRON NOTES CORPORATION

                        Notice of Registration Statement
                                       and
                      Selling Securityholder Questionnaire

                                     (Date)

Reference is hereby made to the Exchange and Registration Rights Agreement (the "EXCHANGE AND REGISTRATION RIGHTS AGREEMENT") between Micron Notes Corporation (the "COMPANY") and the Purchasers named therein. Pursuant to the Exchange and Registration Rights Agreement, the Company has filed with the United States Securities and Exchange Commission (the "COMMISSION") a registration statement on Form __ (the "SHELF REGISTRATION STATEMENT") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "SECURITIES ACT"), of the Company's 10.875% Senior Subordinated Notes due 2014 (the "SECURITIES"). A copy of the Exchange and Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Exchange and Registration Rights Agreement.

Each beneficial owner of Registrable Securities (as defined below) is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("NOTICE AND QUESTIONNAIRE") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt ON OR BEFORE ____________________. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

The term "REGISTRABLE SECURITIES" is defined in the Exchange and Registration Rights Agreement.

                                    ELECTION

The undersigned holder (the "SELLING SECURITYHOLDER") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Exchange and Registration Rights Agreement, including, without limitation, Sections 3(e), 3(f) and 6 of the Exchange and Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and Trustee the Notice of Transfer set forth in Exhibit C to the Exchange and Registration Rights Agreement.

The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

(1)   (a)   Full Legal Name of Selling Securityholder:

      (b) Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in Item (3) below:

      (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in Item (3) below are Held:

(2)         Address for Notices to Selling Securityholder:
            ________________________________________________________
            ________________________________________________________
            ________________________________________________________
            Telephone:      ________________________________________
            Fax:            ________________________________________
            Contact Person: ________________________________________

(3)         Beneficial Ownership of Securities:

            Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

      (a) Principal amount of Registrable Securities beneficially owned:______ CUSIP No(s). of such Registrable Securities:_______________________

      (b) Principal amount of Securities other than Registrable Securities beneficially owned:
            ____________________________________________________________________

            CUSIP No(s). of such other Securities: _____________________________

      (c) Principal amount of Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement:__________ CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:______________________________________

(4)         Beneficial Ownership of Other Securities of the Company:

            Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Company, other than the Securities listed above in Item (3).

            State any exceptions here:

(5)         Relationships with the Company:

            Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

            State any exceptions here:

(6)         Plan of Distribution:

            Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

            State any exceptions here:

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M or any successor provision under the Exchange Act.

In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Exchange and Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

In accordance with the Selling Securityholder's obligation under Section 3(d) of the Exchange and Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement and related prospectus, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Exchange and Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

      (i) To the Company:

                                   Micron Notes Corporation
                                   4070 East Paris Avenue Southeast
                                   Kentwood, Michigan 49512
                                   Attention: Chief Financial Officer

      (ii) With a copy to:

                                   Fried, Frank, Harris, Shriver & Jacobson
                                   One New York Plaza
                                   New York, New York 10004-1980
                                   Attention: Jeffrey Bagner

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:__________________________

      ____________________________________________________________________
      Selling Securityholder
      (Print/type full legal name of beneficial owner of Registrable Securities)

      By:_______________________________________________________________________
         Name:
         Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [______________] TO THE COMPANY'S COUNSEL AT:

                                   Micron Notes Corporation
                                   4070 East Paris Avenue Southeast
                                   Kentwood, Michigan 49512
                                   Attention: Secretary

                                                                       EXHIBIT C

              NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

[Name of Trustee]
Micron Notes Corporation
c/o [Name of Trustee]
[Address of Trustee]

Attention:  Trust Officer

      Re:   Micron Notes Corporation (the "COMPANY")
            10.875% Senior Subordinated Notes due 2014

Dear Sirs:

Please be advised that ___ has transferred $ aggregate principal amount of the above-referenced Notes pursuant to an effective Registration Statement on Form S-4 (File No. 333- ) filed by the Company.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Notes is named as a "SELLING HOLDER" in the Prospectus dated _____________ or in supplements thereto, and that the aggregate principal amount of the Notes transferred are the Notes listed in such Prospectus opposite such owner's name.

Dated:

                                   Very truly yours,

                                      __________________________________
                                      (Name)

                                   By:_______________________________________
                                     (Authorized Signature)

                                      C-1